TERM SHEET

[September 12], 2003

Asset Backed Securities Corporation

Home Equity Loan Trust, Series 2003-HE6

Issuer

Asset Backed Securities Corporation

Depositor

DLJ Mortgage Capital, Inc.

Seller

Originator & Servicer

[$825,000,000]

(Approximate)

Asset Backed Securities Corporation
Home Equity Loan Trust, Series 2003-HE6

Classes A1, A2, A3, A-IO, M1, M2, M3, M4, M5 & M6

**Subject to Revision**

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

STRUCTURE SUMMARY

Asset Backed Securities Corp Home Equity Loan Trust 2003-HE6

Offered Certificates

CLASS	APPROX. PRINCIPAL ($)	TRANCHE TYPE	EXPECTED RATINGS S/F/M (1)	EST. WAL (YRS) (2)	EXPECTED FIRST PAY	EXPECTED LAST PAY (2)
A1 (3)	275,000,000	Senior / FLT	AAA/AAA/Aaa	2.57	12/2003	9/2010
A2 (3)	225,000,000	Senior / FLT	AAA/AAA/Aaa	2.57	12/2003	9/2010
A3 (3)	186,800,000	Senior / FLT	AAA/AAA/Aaa	2.62	12/2003	9/2010
A-IO	Notional (4)	Senior / FXD / IO	AAA/AAA/Aaa	—	12/2003 (5)	5/2006 (5)
M1 (3)	49,500,000	Mezzanine / FLT	AA/AA/Aa2	4.81	2/2007	9/2010
M2 (3)	43,300,000	Mezzanine / FLT	A/A/A2	4.77	1/2007	9/2010
M3 (3)	14,400,000	Mezzanine / FLT	A-/A-/A3	4.76	1/2007	9/2010
M4 (3)	10,300,000	Subordinate / FLT	BBB+/BBB+/Baa1	4.75	12/2006	9/2010
M5 (3)	10,300,000	Subordinate / FLT	BBB/BBB/Baa2	4.74	12/2006	9/2010
M6 (3)	10,400,000	Subordinate / FLT	BBB-/BBB-/Baa3	4.71	12/2006	9/2010
Total	825,000,000

(1)

Standard & Poor’s, Fitch and Moody’s.

(2)

To 10% Call at the Pricing Speed.

(3)

The margin on the Class A1, Class A2, and Class A3 Certificates doubles and the margin on the Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates will increase 1.5x after the first Distribution Date on which the optional clean-up call is exercisable.

(4)

The Class A-IO Certificates are not entitled to any principal payments but will accrue interest on a scheduled notional balance described herein for the first 30 distribution dates.

(5)

Interest payment window.

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

CUT-OFF DATE:

November 1, 2003.

EXPECTED PRICING:

On or about September [  ], 2003.

MORTGAGE ORIGINATOR:

Option One Mortgage Corporation.

SELLER:

DLJ Mortgage Capital, Inc.

EXPECTED SETTLEMENT:

November 4, 2003 (the “Closing Date”).

SERVICER:

Option One Mortgage Corporation.

TRUSTEE:

Wells Fargo Bank.

LEAD UNDERWRITER:

Credit Suisse First Boston LLC.

CO-MANAGERS:

BNP Paribas.

Residential Funding Securities Corporation.

RECORD DATE:

With respect to any Distribution Date, for the Class A-IO Certificates, will be the last business day of the month immediately preceding the Distribution Date (for the first Distribution Date, the Closing Date).  With respect to any Distribution Date, for the Class A1, Class A2, Class A3, Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates, will be the business day immediately preceding the Distribution Date.

DISTRIBUTION  DATE:

The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing in December 2003.

INTEREST ACCRUAL:

Interest on the Class A1, Class A2, Class A3, Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates will accrue for the period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest for such classes will be paid on the basis of the actual number of days during the accrual period, with a 360-day year.

Interest on the Class A-IO Certificates will accrue for the calendar month preceding the month in which such Distribution Date occurs.  Interest for such classes will be paid on the basis of a 30-day month with a 360-day year.

Interest on the Class B-IO Certificates will accrue for the period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest for such class will be paid on the basis of a 30-day month with a 360-day year.

ERISA:

All of the Offered Certificates are ERISA eligible.  Other classes may not be ERISA eligible.

SMMEA:

None of the Certificates are expected to be SMMEA eligible.

TAX STATUS:

Multiple REMICs for federal income tax purposes.

SERVICING FEE:

Approximately 0.30% of the aggregate principal balance of the Mortgage Loans for the first 10 months following the month of the Closing Date, approximately 0.40% of the aggregate principal balance of the Mortgage Loans for months 11 through 30 following the month of the Closing Date, approximately 0.65% of the aggregate principal balance of the Mortgage Loans for months 31 through 48 following the month of the Closing Date, and approximately 0.80% of the aggregate principal balance of the Mortgage Loans for months 49 and thereafter following the month of the Closing Date.

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

TRUSTEE FEE:

It is expected that the trustee fee will be zero.  Further, the only compensation to the Trustee will be interest earned on amounts in the distribution account prior to any Distribution Date.

OPTIONAL TERMINATION:

The Servicer has the right to exercise the 10% optional clean-up call with respect to the mortgage loans.

CERTIFICATE RATING:

[It is a condition to the issuance of the Class A1, Class A2 and Class A3 Certificates that they receive ratings of “AAA” from Standard & Poor’s (“S&P”), “AAA” from Fitch Ratings (“Fitch”) and “Aaa” from Moody’s Investors Service (“Moody’s”), that the Class A-IO Certificates receive a rating of “AAA” from S&P, “AAA” from Fitch and “Aaa” from Moody's, that the Class M1 Certificates receive a rating of at least “AA” from S&P, “AA” from Fitch and “Aa2” from Moody's, that the Class M2 Certificates receive a rating of at least “A” from S&P, “A” from Fitch and “A2” from Moody's, that the Class M3 Certificates receive a rating of at least “A-” from S&P, “A-” from Fitch and “A3” from Moody's, that the Class M4 Certificates receive a rating of at least “BBB+” from S&P, “BBB+” from Fitch and “Baa1” from Moody's, that the Class M5 Certificates receive a rating of at least “BBB” from S&P, “BBB” from Fitch and “Baa2” from Moody's, and that the Class M6 Certificates receive a rating of at least "BBB-" from S&P, "BBB-" from Fitch and "Baa3" from Moody's. ]

REGISTRATION:

The Offered Certificates will be available through DTC and Euroclear.

P&I ADVANCES:

Unless the Servicer determines that any proposed advance is not recoverable from the related mortgage loan, the Servicer will be required to advance delinquent principal and interest on the mortgage loans.

COMPLIANCE:

No mortgage loan will be subject to the Home Ownership Equity Protection Act (Section 32 Loans). No mortgage loan will be subject to the Georgia Fair Lending Act.  The Originator will make a representation to this fact.

PRICING SPEED:

Fixed Rate:

115% PPC  (100% PPC: 4% - 20% CPR over 12 months, remaining at 20% CPR thereafter)

ARM:

100% PPC  (4% - 35% CPR over 24 months, remaining at 35% CPR thereafter)

OFFERED CERTIFICATES:

Group I Certificates:  Class A1 and Class A2 Certificates

Group II Certificates:  Class A3 Certificates

Class A Certificates: Class A1, Class A2, Class A3 and Class A-IO Certificates

Class M Certificates:  Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates

INTEREST

Interest collections (net of the Servicing Fee and the fee payable to the Cap Provider) will

DISTRIBUTIONS:

generally be allocated in the following priority:

1.

Pari-Passu to the Class A1, Class A2, Class A3 and Class A-IO Certificates current interest plus unpaid interest shortfalls.

2.

To the Class M1 Certificates current interest.

3.

To the Class M2 Certificates current interest.

4.

To the Class M3 Certificates current interest.

5.

To the Class M4 Certificates current interest.

6.

To the Class M5 Certificates current interest.

7.

Pari-Passu to the Class M6 and unrated Class B-IO Certificates current interest.

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

PRINCIPAL

Collections of principal before the Stepdown Date, or if a Trigger Event exists, will be

DISTRIBUTIONS:

allocated in the following priority:

1.

Pay the Class A Certificates to zero.  The Class A1 and Class A2 Certificates will be paid pro-rata (based on bond balance) the Class A-I Percentage and the Class A3 Certificates will be paid the Class A-II Percentage of the total Class A principal distribution amount.

2.

Pay the Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates sequentially to zero.

Collections of principal on and after the Stepdown Date, and if a Trigger Event does not exist, will be allocated in the following priority:

1.

Pay the Class A Certificates to their targeted enhancement level.  The Class A1 and Class A2 Certificates will be paid pro-rata (based on bond balance) the Class A-I Percentage and the Class A3 Certificates will be paid the Class A-II Percentage of the total Class A principal distribution amount.

2.

Pay the Class M1 Certificates to their targeted enhancement level.

3.

Pay the Class M2 Certificates to their targeted enhancement level.

4.

Pay the Class M3 Certificates to their targeted enhancement level.

5.

Pay the Class M4 Certificates to their targeted enhancement level.

6.

Pay the Class M5 Certificates to their targeted enhancement level.

7.

Pay the Class M6 Certificates to their targeted enhancement level.

CLASS A-I PERCENTAGE:

The principal remittance amount for the Group I Collateral divided by the principal remittance amount for the total collateral.

CLASS A-II PERCENTAGE:

The principal remittance amount for the Group II Collateral divided by the principal remittance amount for the total collateral.

OVERCOLLATERALIZATION

With respect to any Distribution Date on or after the December 2003 Distribution Date,

PROVISIONS:

any Net Monthly Excess Cashflow will be paid as follows:

1.

To the Certificates, in the order specified in the Pooling and Servicing Agreement, to build the Overcollateralization Amount to the target level.

2.

Unpaid Interest Shortfalls and Unpaid Realized Losses, in that order, first to the Class M1 Certificates, then to the Class M2 Certificates, then to the Class M3 Certificates, then to the Class M4 Certificates, then to the Class M5 Certificates, and then Unpaid Interest Shortfalls pari-passu to the Class M6 Certificates and the Class B-IO Certificates followed by Unpaid Realized Losses to the Class M6 Certificates.

3.

Reimbursement for prepayment interest shortfalls, first concurrently to the Class A1, Class A2, Class A3 and Class A-IO Certificates, then to the Class M1 Certificates, then to the Class M2 Certificates, then to the Class M3 Certificates, then to the Class M4 Certificates, then to the Class M5 Certificates, and then pari-passu to the Class M6 Certificates and the Class B-IO Certificates.

4.

Carry Forward Amount first concurrently to the Class A1, Class A2 and Class A3 Certificates, then to the Class M1 Certificates, then to the Class M2 Certificates, then to the Class M3 Certificates, then to the Class M4 Certificates, then to the Class M5 Certificates, and then to the Class M6 Certificates.

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

AVAILABLE FUNDS CAP:

The Certificates will generally be subject to an Available Funds Cap equal to the WAC LESS the sum of (expressed as a percentage of the outstanding collateral balance):

a)

With respect to the Offered Certificates and the Class B-IO Certificates, the Servicing and Cap Fee;

b)

With respect to the Offered Certificates and the Class B-IO Certificates (other than the Class A-IO Certificates) for the first 30 Distribution Dates only, the product of i)

c)

With respect to the Offered Certificates (other than the Class A-IO Certificates) for the first 24 Distribution Dates only, the product of (i) the Class B-IO Coupon and ii) the lesser of (x) the Class B-IO Notional Balance and (y) the aggregate outstanding principal balance of the mortgage loans.

AVAILABLE FUNDS CAP

CARRY FORWARD AMOUNTS:

If interest collections on an Offered Certificate, other than a Class A-IO Certificate,  Distribution Date are insufficient to make required interest payments to the Certificates due to the Available Funds Cap, amounts unpaid to the Certificates will be carried forward to the next Distribution Date (the “Carry Forward Amount”).  Carry Forward Amounts at the next Distribution Date will include interest on the Carry Forward Amount, calculated at the applicable Certificate Rate.

OVERCOLLATERALIZATION:

An initial overcollateralization of 0.00% building to [2.05%] of the aggregate original principal balance of the mortgage loans as of the Cut-off Date, stepping down on the Stepdown Date, provided a Trigger Event is not in effect, to [4.10%] of the aggregate outstanding principal balance of the mortgage loans, subject to the Overcollateralization Floor.  If a Trigger Event is in effect, the Overcollateralization Target Amount will equal the Overcollateralization Target Amount for the immediately preceding period.

Overcollateralization Floor: 0.50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

STEPDOWN DATE:

The earlier of (i) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero, and (ii) the later to occur of (x) the Distribution Date in December 2006 and (y) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to [37.60%].

CREDIT ENHANCEMENT:

Enhancement Percentages
	AAA/Aaa	AA/Aa2	A/A2	A-/A3	BBB+/Baa1	BBB/Baa2	BBB-/Baa3
Initially (After OC Buildup) (as % of the aggregate original principal balance)
Subordination	[16.75%]	[10.75%]	[5.50%]	[3.76%]	[2.51%]	[1.26%]	[0.00%]
Overcollateralization	[2.05%]	[2.05%]	[2.05%]	[2.05%]	[2.05%]	[2.05%]	[2.05%]
Total Enhancement	[18.80%]	[12.80%]	[7.55%]	[5.81%]	[4.56%]	[3.31%]	[2.05%]

After Anticipated Stepdown (as % of the aggregate outstanding principal balance)
Subordination	[33.50%]	[21.50%]	[11.00%]	[7.50%]	[5.00%]	[2.50%]	[0.00%]
Overcollateralization	[4.10%]	[4.10%]	[4.10%]	[4.10%]	[4.10%]	[4.10%]	[4.10%]
Total Enhancement	[37.60%]	[25.60%]	[15.10%]	[11.60%]	[9.10%]	[6.60%]	[4.10%]

COUPON STEP-UPS:

On the Distribution Date after the earliest date on which the optional clean up call can be exercised, the margin on the Class A1, Class A2 and Class A3 Certificates will double, and the margin on the Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates will go up 1.5 times.

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

CAP CONTRACT:

The Trust will include a Cap Contract for the benefit of the Offered Certificates.  The notional balance of the Cap for any Distribution Date will be the lesser of (x) the outstanding certificate principal balance of the Offered Certificates immediately preceding that Distribution Date and (y) the approximate amount specified below.  In exchange for a monthly fee, the counterparty will be obligated to make monthly payments to the Trust when one-month LIBOR exceeds the strike rate beginning with the Distribution Date in December 2003.  Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the ceiling rate below.  The Cap Contract will terminate after the Distribution Date in November 2005.

Month	Notional Balance	Strike Rate	Ceiling Rate	Month	Notional Balance	Strike Rate	Ceiling Rate
1	[$825,000,000]	[N/A]	[N/A]	15	[$652,475,628]	[6.27%]	[9.25%]
2	[$818,392,498]	[6.29%]	[9.25%]	16	[$636,063,594]	[6.95%]	[9.25%]
3	[$810,752,321]	[6.29%]	[9.25%]	17	[$619,412,699]	[6.27%]	[9.25%]
4	[$802,092,096]	[6.72%]	[9.25%]	18	[$602,555,193]	[6.48%]	[9.25%]
5	[$792,428,471]	[6.28%]	[9.25%]	19	[$585,524,441]	[6.27%]	[9.25%]
6	[$781,782,109]	[6.49%]	[9.25%]	20	[$568,354,745]	[6.48%]	[9.25%]
7	[$770,177,665]	[6.28%]	[9.25%]	21	[$551,081,163]	[6.27%]	[9.25%]
8	[$757,643,739]	[6.49%]	[9.25%]	22	[$533,742,168]	[7.79%]	[9.25%]
9	[$744,212,792]	[6.28%]	[9.25%]	23	[$516,892,405]	[8.23%]	[9.25%]
10	[$729,922,119]	[6.28%]	[9.25%]	24	[$500,593,183]	[7.96%]	[9.25%]
11	[$715,138,124]	[6.49%]	[9.25%]	25	[$484,826,014]	[8.73%]	[9.25%]
12	[$699,976,172]	[6.28%]	[9.25%]	26	[$469,573,047]	[8.44%]	[9.25%]
13	[$684,460,662]	[6.48%]	[9.25%]	27	[$454,817,039]	[8.43%]	[9.25%]
14	[$668,617,829]	[6.28%]	[9.25%]	28	[$0]	[0.00%]	[0.00%]

CLASS A-IO:

The Class A-IO Coupon will be 4.00% (subject to the Available Funds Cap) for the first 30 Distribution Dates, and then 0% thereafter.

The notional amount of the Class A-IO Certificates will be equal to the lesser of (i) the Class A-IO Notional Balance and (ii) the aggregate outstanding principal balance of the mortgage loans.  The Class A-IO Notional Balance will initially equal approximately [$69.8] million and will thereafter be as described below.

Month	Class A-IO Notional Balance	Month	Class A-IO Notional Balance	Month	Class A-IO Notional Balance
1	[$69,800,000]	11	[$36,900,000]	21	[$14,700,000]
2	[$69,100,000]	12	[$35,000,000]	22	[$12,200,000]
3	[$68,200,000]	13	[$33,000,000]	23	[$9,700,000]
4	[$67,100,000]	14	[$30,900,000]	24	[$7,200,000]
5	[$65,900,000]	15	[$28,700,000]	25	[$7,200,000]
6	[$64,500,000]	16	[$26,500,000]	26	[$7,200,000]
7	[$62,900,000]	17	[$24,300,000]	27	[$7,200,000]
8	[$61,200,000]	18	[$22,000,000]	28	[$7,200,000]
9	[$59,300,000]	19	[$19,600,000]	29	[$7,200,000]
10	[$57,300,000]	20	[$17,200,000]	30	[$7,200,000]

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

UNRATED CLASS B-IO:

The Class B-IO Coupon for the first 24 Distribution Dates will be 3.50% (subject to the (NON-

OFFERED CLASS)

Available Funds Cap), and then 0% thereafter.

The notional amount of the Class B-IO Certificates will be equal to the lesser of (i) the Class B-IO Notional Balance and (ii) the aggregate outstanding principal balance of the mortgage loans.  The Class B-IO Notional Balance will have a fixed notional balance of approximately $74.2 milion.

Month	Class B-IO Notional Balance	Month	Class B-IO Notional Balance	Month	Class B-IO Notional Balance
1	[$74,200,000]	9	[$74,200,000]	17	[$74,200,000]
2	[$74,200,000]	10	[$74,200,000]	18	[$74,200,000]
3	[$74,200,000]	11	[$74,200,000]	19	[$74,200,000]
4	[$74,200,000]	12	[$74,200,000]	20	[$74,200,000]
5	[$74,200,000]	13	[$74,200,000]	21	[$74,200,000]
6	[$74,200,000]	14	[$74,200,000]	22	[$74,200,000]
7	[$74,200,000]	15	[$74,200,000]	23	[$74,200,000]
8	[$74,200,000]	16	[$74,200,000]	24	[$74,200,000]

TRIGGER EVENT:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of the aggregate principal balance of the mortgage loans greater than 60 days or more delinquent exceeds [40%] of the Credit Enhancement Percentage or (ii) the cumulative realized losses as a percentage of the aggregate principal balance of the mortgage loans as of the Cut-off Date is greater than:

Distribution Date	Percentage
Dec 2006 – Nov 2007	[2.75]% for the first month, plus an additional 1/12th of [1.50]% for each month thereafter.
Dec 2007 – Nov 2008	[4.25]% for the first month, plus an additional 1/12th of [1.50]% for each month thereafter.
Dec 2008 – Nov 2009	[5.75]% for the first month, plus an additional 1/12th of [0.75]% for each month thereafter.
Dec 2009 and thereafter	[6.50]%

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

PREPAYMENT SENSITIVITIES (To Call)

Class A1 to Call

Pricing Speed Multiple	0%	50%	75%	100%	125%	150%	175%
Average Life (yr)	17.89	4.71	3.33	2.57	2.05	1.63	1.40
Modified Duration (yr)	15.48	4.49	3.23	2.52	2.02	1.62	1.39
Principal Window	Dec03 - Feb32	Dec03 - Feb17	Dec03 - Dec12	Dec03 - Sep10	Dec03 - Apr09	Dec03 - Apr08	Dec03 - Sep06

Class A2 to Call

Pricing Speed Multiple	0%	50%	75%	100%	125%	150%	175%
Average Life (yr)	17.89	4.71	3.33	2.57	2.05	1.63	1.40
Modified Duration (yr)	15.48	4.49	3.23	2.52	2.02	1.62	1.39
Principal Window	Dec03 - Feb32	Dec03 - Feb17	Dec03 - Dec12	Dec03 - Sep10	Dec03 - Apr09	Dec03 - Apr08	Dec03 - Sep06

Class A3 to Call

Pricing Speed Multiple	0%	50%	75%	100%	125%	150%	175%
Average Life (yr)	17.84	4.83	3.41	2.62	2.08	1.66	1.40
Modified Duration (yr)	15.42	4.59	3.30	2.56	2.05	1.64	1.40
Principal Window	Dec03 - Feb32	Dec03 - Feb17	Dec03 - Dec12	Dec03 - Sep10	Dec03 - Apr09	Dec03 - Apr08	Dec03 - Sep06

Class M1 to Call

Pricing Speed Multiple	0%	50%	75%	100%	125%	150%	175%
Average Life (yr)	25.85	8.91	6.15	4.81	4.32	4.37	3.65
Modified Duration (yr)	20.79	8.22	5.82	4.62	4.18	4.23	3.55
Principal Window	Jun25 - Feb32	May08 - Feb17	Jan07 - Dec12	Feb07 - Sep10	Jun07 - Apr09	Oct07 - Apr08	Sep06 - Jul07

Class M2 to Call

Pricing Speed Multiple	0%	50%	75%	100%	125%	150%	175%
Average Life (yr)	25.85	8.91	6.15	4.77	4.13	3.91	3.66
Modified Duration (yr)	18.38	7.80	5.61	4.45	3.89	3.71	3.48
Principal Window	Jun25 - Feb32	May08 - Feb17	Jan07 - Dec12	Jan07 - Sep10	Feb07 - Apr09	Apr07 - Apr08	Mar07 - Jul07

Class M3 to Call

Pricing Speed Multiple	0%	50%	75%	100%	125%	150%	175%
Average Life (yr)	25.86	8.93	6.16	4.76	4.05	3.72	3.44
Modified Duration (yr)	17.64	7.67	5.54	4.39	3.79	3.51	3.26
Principal Window	Jun25 - Feb32	May08 - Feb17	Jan07 - Dec12	Jan07 - Sep10	Feb07 - Apr09	Mar07 - Apr08	Feb07 - Jul07

Class M4 to Call

Pricing Speed Multiple	0%	50%	75%	100%	125%	150%	175%
Average Life (yr)	25.85	8.92	6.15	4.75	4.03	3.67	3.35
Modified Duration (yr)	15.72	7.28	5.33	4.25	3.67	3.38	3.12
Principal Window	Jun25 - Feb32	May08 - Feb17	Jan07 - Dec12	Dec06 - Sep10	Jan07 - Apr09	Feb07 - Apr08	Jan07 - Jul07

Class M5 to Call

Pricing Speed Multiple	0%	50%	75%	100%	125%	150%	175%
Average Life (yr)	25.85	8.92	6.15	4.74	4.02	3.63	3.29
Modified Duration (yr)	14.31	6.98	5.17	4.14	3.59	3.28	3.01
Principal Window	Jun25 - Feb32	May08 - Feb17	Jan07 - Dec12	Dec06 - Sep10	Jan07 - Apr09	Jan07 - Apr08	Dec06 - Jul07

Class M6 to Call

Pricing Speed Multiple	0%	50%	75%	100%	125%	150%	175%
Average Life (yr)	25.80	8.84	6.10	4.71	3.97	3.58	3.23
Modified Duration (yr)	14.69	7.02	5.18	4.14	3.57	3.26	2.97
Principal Window	Jun25 - Feb32	May08 - Feb17	Jan07 - Dec12	Dec06 - Sep10	Dec06 - Apr09	Jan07 - Apr08	Nov06 - Jul07

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

PREPAYMENT SENSITIVITIES (To Maturity)

Class A1 to Maturity

Pricing Speed Multiple	0%	50%	75%	100%	125%	150%	175%
Average Life (yr)	17.94	5.02	3.58	2.75	2.19	1.73	1.40
Modified Duration (yr)	15.51	4.74	3.44	2.68	2.15	1.71	1.39
Principal Window	Dec03 - Jul33	Dec03 - Feb29	Dec03 - Jul23	Dec03 - Jan19	Dec03 - Oct15	Dec03 - May13	Dec03 - Sep06

Class A2 to Maturity

Pricing Speed Multiple	0%	50%	75%	100%	125%	150%	175%
Average Life (yr)	17.94	5.02	3.58	2.75	2.19	1.73	1.40
Modified Duration (yr)	15.51	4.74	3.44	2.68	2.15	1.71	1.39
Principal Window	Dec03 - Jul33	Dec03 - Feb29	Dec03 - Jul23	Dec03 - Jan19	Dec03 - Oct15	Dec03 - May13	Dec03 - Sep06

Class A3 to Maturity

Pricing Speed Multiple	0%	50%	75%	100%	125%	150%	175%
Average Life (yr)	17.89	5.23	3.72	2.86	2.27	1.81	1.40
Modified Duration (yr)	15.45	4.91	3.57	2.77	2.22	1.78	1.40
Principal Window	Dec03 - Jul33	Dec03 - Aug29	Dec03 - Feb24	Dec03 - Jun19	Dec03 - Apr16	Dec03 - Dec13	Dec03 - Sep06

Class M1 to Maturity

Pricing Speed Multiple	0%	50%	75%	100%	125%	150%	175%
Average Life (yr)	25.98	9.74	6.79	5.29	4.69	4.82	5.26
Modified Duration (yr)	20.87	8.85	6.36	5.04	4.51	4.64	5.04
Principal Window	Jun25 - May33	May08 - Jul26	Jan07 - Aug20	Feb07 - Jul16	Jun07 - Nov13	Oct07 - Dec11	Sep06 - Apr12

Class M2 to Maturity

Pricing Speed Multiple	0%	50%	75%	100%	125%	150%	175%
Average Life (yr)	25.98	9.67	6.73	5.20	4.45	4.17	3.97
Modified Duration (yr)	18.44	8.30	6.04	4.79	4.17	3.94	3.76
Principal Window	Jun25 - Apr33	May08 - Jan25	Jan07 - Mar19	Jan07 - May15	Feb07 - Dec12	Apr07 - Mar11	Mar07 - Dec09

Class M3 to Maturity

Pricing Speed Multiple	0%	50%	75%	100%	125%	150%	175%
Average Life (yr)	25.97	9.56	6.64	5.12	4.32	3.94	3.62
Modified Duration (yr)	17.69	8.08	5.89	4.67	4.02	3.69	3.42
Principal Window	Jun25 - Jan33	May08 - Sep22	Jan07 - Mar17	Jan07 - Nov13	Feb07 - Sep11	Mar07 - Mar10	Feb07 - Feb09

Class M4 to Maturity

Pricing Speed Multiple	0%	50%	75%	100%	125%	150%	175%
Average Life (yr)	25.95	9.45	6.55	5.04	4.25	3.84	3.50
Modified Duration (yr)	15.75	7.58	5.60	4.46	3.85	3.52	3.24
Principal Window	Jun25 - Nov32	May08 - Jun21	Jan07 - Mar16	Dec06 - Feb13	Jan07 - Feb11	Feb07 - Oct09	Jan07 - Oct08

Class M5 to Maturity

Pricing Speed Multiple	0%	50%	75%	100%	125%	150%	175%
Average Life (yr)	25.92	9.29	6.43	4.94	4.17	3.75	3.40
Modified Duration (yr)	14.33	7.17	5.35	4.28	3.70	3.38	3.09
Principal Window	Jun25 - Sep32	May08 - Mar20	Jan07 - Apr15	Dec06 - May12	Jan07 - Jul10	Jan07 - Apr09	Dec06 - May08

Class M6 to Maturity

Pricing Speed Multiple	0%	50%	75%	100%	125%	150%	175%
Average Life (yr)	25.82	8.93	6.17	4.75	4.00	3.60	3.25
Modified Duration (yr)	14.69	7.07	5.22	4.18	3.59	3.28	2.99
Principal Window	Jun25 - Jun32	May08 - Aug18	Jan07 - Jan14	Dec06 - Jun11	Dec06 - Nov09	Jan07 - Oct08	Nov06 - Dec07

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

PREPAYMENT SENSITIVITIES

Class A-IO to Call

Prepayment Speed	30 CPR	40 CPR	50 CPR	60 CPR	62 CPR	64 CPR	66 CPR
Yield at 4.64239%	3.250%	3.250%	3.250%	3.250%	2.427%	0.708%	-0.188%

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include: (1) prepayment speed is 115% PPC for Fixed Rate Mortgages and 100% PPC for Floating Rate Mortgages, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

	Static LIBOR		Forward LIBOR
	CDR Break	Cum Loss	CDR Break	Cum Loss
Class M-1	23.2	19.50%	19.2	17.22%
Class M-2	15.6	14.85%	11.8	12.05%
Class M-3	13.4	13.26%	9.8	10.40%
Class M-4	11.8	12.03%	8.5	9.25%
Class M-5	10.3	10.80%	7.2	8.05%
Class M-6	9.2	9.86%	6.2	7.08%

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

Excess Spread

Period	Date	Static LIBOR (1)	Forward LIBOR (1)	Period	Date	Static LIBOR (1)	Forward LIBOR (1)
1	25-Dec-03	3.410%	3.410%	42	25-May-07	4.911%	2.898%
2	25-Jan-04	4.752%	4.739%	43	25-Jun-07	4.848%	2.677%
3	25-Feb-04	4.754%	4.714%	44	25-Jul-07	4.909%	2.778%
4	25-Mar-04	4.869%	4.817%	45	25-Aug-07	4.846%	2.519%
5	25-Apr-04	4.758%	4.685%	46	25-Sep-07	4.844%	2.657%
6	25-May-04	4.815%	4.726%	47	25-Oct-07	4.905%	2.785%
7	25-Jun-04	4.760%	4.605%	48	25-Nov-07	4.842%	2.522%
8	25-Jul-04	4.812%	4.623%	49	25-Dec-07	4.752%	2.527%
9	25-Aug-04	4.751%	4.520%	50	25-Jan-08	4.689%	2.283%
10	25-Sep-04	4.744%	4.341%	51	25-Feb-08	4.688%	2.209%
11	25-Oct-04	4.796%	4.338%	52	25-Mar-08	4.811%	2.683%
12	25-Nov-04	4.733%	4.195%	53	25-Apr-08	4.685%	2.264%
13	25-Dec-04	4.783%	4.050%	54	25-May-08	4.746%	2.381%
14	25-Jan-05	4.719%	3.865%	55	25-Jun-08	4.682%	2.183%
15	25-Feb-05	4.712%	3.770%	56	25-Jul-08	4.743%	2.321%
16	25-Mar-05	4.875%	3.792%	57	25-Aug-08	4.680%	2.068%
17	25-Apr-05	4.694%	3.372%	58	25-Sep-08	4.679%	2.148%
18	25-May-05	4.743%	3.360%	59	25-Oct-08	4.739%	2.296%
19	25-Jun-05	4.675%	3.053%	60	25-Nov-08	4.676%	2.043%
20	25-Jul-05	4.723%	3.036%	61	25-Dec-08	4.737%	2.217%
21	25-Aug-05	4.654%	2.810%	62	25-Jan-09	4.673%	1.976%
22	25-Sep-05	4.643%	3.250%	63	25-Feb-09	4.672%	1.918%
23	25-Oct-05	4.691%	3.340%	64	25-Mar-09	4.857%	2.572%
24	25-Nov-05	4.620%	3.086%	65	25-Apr-09	4.669%	1.941%
25	25-Dec-05	5.184%	3.614%	66	25-May-09	4.730%	2.084%
26	25-Jan-06	5.109%	3.349%	67	25-Jun-09	4.667%	1.881%
27	25-Feb-06	5.094%	3.226%	68	25-Jul-09	4.727%	2.037%
28	25-Mar-06	5.262%	3.870%	69	25-Aug-09	4.664%	1.787%
29	25-Apr-06	5.062%	3.332%	70	25-Sep-09	4.663%	1.838%
30	25-May-06	5.108%	3.363%	71	25-Oct-09	4.723%	2.001%
31	25-Jun-06	4.850%	2.972%	72	25-Nov-09	4.660%	1.749%
32	25-Jul-06	4.898%	3.012%	73	25-Dec-09	4.721%	1.945%
33	25-Aug-06	4.819%	2.754%	74	25-Jan-10	4.657%	1.701%
34	25-Sep-06	4.803%	3.075%	75	25-Feb-10	4.656%	1.652%
35	25-Oct-06	4.850%	3.163%	76	25-Mar-10	4.842%	2.303%
36	25-Nov-06	4.769%	2.893%	77	25-Apr-10	4.661%	1.668%
37	25-Dec-06	4.817%	2.977%	78	25-May-10	4.728%	1.841%
38	25-Jan-07	4.782%	2.721%	79	25-Jun-10	4.671%	1.644%
39	25-Feb-07	4.815%	2.661%	80	25-Jul-10	4.738%	1.825%
40	25-Mar-07	5.027%	3.388%	81	25-Aug-10	4.682%	1.592%
41	25-Apr-07	4.844%	2.807%	82	25-Sep-10	4.688%	1.637%

(1)

Assumes the Pricing Prepayment Speed.

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

Available Funds Cap (“AFC”)

Period	Date	AFC(1)	Period	Date	AFC(1)
1	25-Dec-03	N/A	42	25-May-07	10.270%
2	25-Jan-04	9.249%	43	25-Jun-07	9.920%
3	25-Feb-04	9.248%	44	25-Jul-07	10.230%
4	25-Mar-04	9.250%	45	25-Aug-07	9.882%
5	25-Apr-04	9.255%	46	25-Sep-07	9.926%
6	25-May-04	9.252%	47	25-Oct-07	10.237%
7	25-Jun-04	9.252%	48	25-Nov-07	9.887%
8	25-Jul-04	9.249%	49	25-Dec-07	10.047%
9	25-Aug-04	9.249%	50	25-Jan-08	9.703%
10	25-Sep-04	9.247%	51	25-Feb-08	9.684%
11	25-Oct-04	9.247%	52	25-Mar-08	10.393%
12	25-Nov-04	9.246%	53	25-Apr-08	9.703%
13	25-Dec-04	9.254%	54	25-May-08	10.006%
14	25-Jan-05	9.245%	55	25-Jun-08	9.663%
15	25-Feb-05	9.254%	56	25-Jul-08	9.964%
16	25-Mar-05	9.245%	57	25-Aug-08	9.623%
17	25-Apr-05	9.251%	58	25-Sep-08	9.603%
18	25-May-05	9.249%	59	25-Oct-08	9.902%
19	25-Jun-05	9.249%	60	25-Nov-08	9.563%
20	25-Jul-05	9.247%	61	25-Dec-08	9.860%
21	25-Aug-05	9.255%	62	25-Jan-09	9.522%
22	25-Sep-05	9.253%	63	25-Feb-09	9.502%
23	25-Oct-05	9.255%	64	25-Mar-09	10.497%
24	25-Nov-05	9.251%	65	25-Apr-09	9.461%
25	25-Dec-05	9.254%	66	25-May-09	9.755%
26	25-Jan-06	9.252%	67	25-Jun-09	9.420%
27	25-Feb-06	9.254%	68	25-Jul-09	9.713%
28	25-Mar-06	9.880%	69	25-Aug-09	9.380%
29	25-Apr-06	8.970%	70	25-Sep-09	9.359%
30	25-May-06	9.255%	71	25-Oct-09	9.650%
31	25-Jun-06	8.770%	72	25-Nov-09	9.319%
32	25-Jul-06	9.051%	73	25-Dec-09	9.608%
33	25-Aug-06	8.751%	74	25-Jan-10	9.278%
34	25-Sep-06	9.420%	75	25-Feb-10	9.258%
35	25-Oct-06	9.779%	76	25-Mar-10	10.227%
36	25-Nov-06	9.448%	77	25-Apr-10	9.217%
37	25-Dec-06	9.747%	78	25-May-10	9.503%
38	25-Jan-07	9.417%	79	25-Jun-10	9.177%
39	25-Feb-07	9.404%	80	25-Jul-10	9.462%
40	25-Mar-07	10.982%	81	25-Aug-10	9.136%
41	25-Apr-07	9.958%	82	25-Sep-10	9.116%

(1)

Assumes 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Prepayment Speed and includes all cash proceeds from the Cap. Assumes 1 month and 6 month LIBOR equal 20%.

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

MORTGAGE LOANS

The Mortgage Loans consist of first lien adjustable rate loans and first lien and second lien fixed rate closed-end home equity loans.  The adjustable rate loans are subject to semi-annual interest rate adjustments after an initial twenty-four or thirty-six month period.  The obligations of the Borrower under each mortgage are secured by the related property.

The information concerning the Mortgage Loans presented below is based on a statistical pool of loans originated through August 2003.  The final pool will be approximately $825,000,000.

ABSC 2003-HE6

Characteristics	Total Collateral	Total ARM Summary	Total Fixed Summary	Group I (Conforming) Summary	Group II (Non-Conforming) Summary

Balance	$847,550,103.72	$571,130,119.38	$276,419,984.34	$617,030,928.29	$230,519,175.43
Number of Loans	5,245	3,505	1,740	4,145	1,100
Average Current Balance	$161,592	$162,947	$158,862	$148,862	$209,563
Adjustable Rate Loans	67.39%	100.00%	0.00%	70.00%	60.38%
Fixed Rate Loans	32.61%	0.00%	100.00%	30.00%	39.62%
W.A. Coupon	7.454%	7.580%	7.195%	7.496%	7.342%
W.A. Margin	5.348%	5.348%	0.000%	5.336%	5.383%
W.A. LTV - First Liens Only	79.02%	79.78%	77.44%	79.06%	78.91%
W.A. CLTV	79.02%	79.78%	77.47%	79.06%	78.94%
W.A. Original Term	356	359	349	356	357
W.A. Remaining Term	356	359	349	356	357
FICO	600	585	631	598	607
Owner Occupied	93.7%	94.8%	91.5%	93.6%	94.1%
Lien Status
First Lien	99.93%	100.00%	99.79%	100.00%	99.75%
Second Lien	0.07%	0.00%	0.21%	0.00%	0.25%
Top 5 States	CA(16%), NY(14%), MA(11%), FL(7%), NJ(6%)	CA(14%), NY(11%), MA(10%), FL(8%), NJ(7%)	NY(19%), CA(18%), MA(13%), FL(7%), TX(6%)	CA(14%), NY(13%), MA(10%), FL(7%), NJ(6%)	CA(19%), NY(17%), MA(14%), FL(7%), NJ(5%)

Conforming	72.80%	75.63%	66.96%	100.00%	0.00%
Non-Conforming	27.20%	24.37%	33.04%	0.00%	100.00%

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

Three sets of tables follow.

The first set of tables is the Total Pool.

The Class A-IO, Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates are backed by the Total Pool.

The second set of tables is the Group I Pool which backs the Class A1 and Class A2 Certificates.

The third set of tables is the Group II Pool which backs the Class A3 Certificates.

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

ABSC 2003-HE6 TERM SHEET
TOTAL COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION (TOTAL)

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% Loans by Original Principal Balance
25,001 - 50,000	26	$1,300,000.00	0.15%
50,001 - 75,000	718	45,515,523.60	5.37
75,001 - 100,000	738	64,883,670.82	7.65
100,001 - 125,000	742	83,695,838.25	9.87
125,001 - 150,000	698	96,099,088.00	11.34
150,001 - 175,000	517	83,845,887.00	9.89
175,001 - 200,000	468	88,024,106.00	10.38
200,001 - 250,000	587	130,881,285.54	15.44
250,001 - 300,000	346	94,842,572.50	11.19
300,001 - 400,000	271	92,805,467.00	10.95
400,001 - 500,000	108	49,381,130.00	5.83
500,001 - 600,000	15	8,320,770.00	0.98
600,001 - 700,000	5	3,240,000.00	0.38
700,001 - 800,000	3	2,202,000.00	0.26
800,001 - 900,000	3	2,605,500.00	0.31
Total:	5,245	$847,642,838.71	100.00%

REMAINING PRINCIPAL BALANCES OF THE LOANS (TOTAL)

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
25,001 - 50,000	26	$1,299,787.72	0.15%
50,001 - 75,000	719	45,586,219.61	5.38
75,001 - 100,000	737	64,802,276.38	7.65
100,001 - 125,000	744	83,937,114.62	9.90
125,001 - 150,000	696	95,839,117.90	11.31
150,001 - 175,000	518	84,009,050.93	9.91
175,001 - 200,000	467	87,841,106.10	10.36
200,001 - 250,000	588	131,116,489.08	15.47
250,001 - 300,000	345	94,586,725.18	11.16
300,001 - 400,000	271	92,791,304.58	10.95
400,001 - 500,000	108	49,373,339.81	5.83
500,001 - 600,000	15	8,320,770.00	0.98
600,001 - 700,000	5	3,239,301.81	0.38
700,001 - 800,000	3	2,202,000.00	0.26
800,001 - 900,000	3	2,605,500.00	0.31
Total:	5,245	$847,550,103.72	100.00%

ORIGINAL TERM (TOTAL)

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 120	2	$148,300.00	0.02%
121 - 180	124	13,211,901.44	1.56
181 - 240	65	8,460,280.55	1.00
301 - 360	5,054	825,729,621.73	97.43
Total:	5,245	$847,550,103.72	100.00%
Weighted Average: 356.0

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

REMAINING MONTHS TO MATURITY OF THE LOANS (TOTAL)

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	126	$13,360,201.44	1.58%
181 - 348	65	8,460,280.55	1.00
349 >=	5,054	825,729,621.73	97.43
Total:	5,245	$847,550,103.72	100.00%
Weighted Average: 355.9

FICO SCORES (TOTAL)

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
500 =	115	$15,270,598.43	1.80%
501 - 525	680	104,650,495.26	12.35
526 - 550	674	102,280,334.19	12.07
551 - 575	658	100,531,880.97	11.86
576 - 600	753	121,614,494.10	14.35
601 - 625	770	128,362,485.73	15.15
626 - 650	631	101,912,255.06	12.02
651 - 675	406	72,473,835.90	8.55
676 - 700	261	46,425,244.72	5.48
701 - 725	160	30,066,549.13	3.55
726 - 750	80	13,786,906.30	1.63
751 - 775	39	7,510,662.85	0.89
776 - 800	16	2,485,333.76	0.29
801 - 825	2	179,027.32	0.02
Total:	5,245	$847,550,103.72	100.00%
Weighted Average: 600.2

PROPERTY TYPES OF THE LOANS (TOTAL)

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Single Family	4,022	$631,553,585.67	74.52%
Condo - 1-4 Stories	233	33,987,874.56	4.01
Condo - 5 Stories & up	22	2,900,808.07	0.34
PUD	448	79,891,413.36	9.43
Manufactured home	106	9,912,116.52	1.17
2-4 family	414	89,304,305.54	10.54
Total:	5,245	$847,550,103.72	100.00%

OCCUPANCY STATUS OF THE LOANS (TOTAL)

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Owner	4,871	$794,366,522.32	93.73%
Non-Owner	306	42,873,831.50	5.06
Second Home	68	10,309,749.90	1.22
Total:	5,245	$847,550,103.72	100.00%

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

PURPOSE OF THE LOANS (TOTAL)

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Cash Out	3,395	$562,420,242.79	66.36%
Purchase	1,324	204,497,357.30	24.13
Rate and Term	526	80,632,503.63	9.51
Total:	5,245	$847,550,103.72	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS (TOTAL)

Original Loan to Value Ratio of the Loans	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
50.000 <=	141	$18,650,083.73	2.20%
50.001 - 60.000	238	36,314,426.54	4.28
60.001 - 70.000	683	120,098,540.65	14.17
70.001 - 75.000	619	103,009,754.21	12.15
75.001 - 80.000	1,665	261,229,711.86	30.82
80.001 - 85.000	430	74,528,498.62	8.79
85.001 - 90.000	901	148,938,885.47	17.57
90.001 >=	568	84,780,202.64	10.00
Total:	5,245	$847,550,103.72	100.00%
Weighted Average CLTV: 79.02 Note: At closing, no loan will have a Loan-to-Value Ratio exceeding 100.00%.

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES (TOTAL)

Geographic Distribution by Balance	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	628	$131,676,265.09	15.54%
New York	508	115,676,444.24	13.65
Massachusetts	431	93,475,810.19	11.03
Florida	483	62,575,616.58	7.38
New Jersey	249	50,355,564.68	5.94
Texas	330	39,192,971.28	4.62
Illinois	238	34,515,813.33	4.07
Virginia	154	26,187,218.80	3.09
Pennsylvania	174	21,653,712.96	2.55
Colorado	129	21,531,246.43	2.54
Other	1,921	250,709,440.14	29.58
Total:	5,245	$847,550,103.72	100.00%
Number of States Represented: 49

LIEN POSITION (TOTAL)

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1st Lien	5,237	$846,979,770.72	99.93%
2nd Lien	8	570,333.00	0.07
Total:	5,245	$847,550,103.72	100.00%

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

CURRENT MORTGAGE RATES OF THE LOANS (TOTAL)

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 5.000	7	$2,316,883.69	0.27%
5.001 - 5.500	56	11,743,863.51	1.39
5.501 - 6.000	306	65,622,957.16	7.74
6.001 - 6.500	491	93,553,319.52	11.04
6.501 - 7.000	886	163,954,377.65	19.34
7.001 - 7.500	839	139,979,235.30	16.52
7.501 - 8.000	925	144,927,221.23	17.10
8.001 - 8.500	624	91,389,899.29	10.78
8.501 - 9.000	528	71,364,109.11	8.42
9.001 - 9.500	234	26,348,359.25	3.11
9.501 - 10.000	202	21,808,877.21	2.57
10.001 - 10.500	75	7,456,956.89	0.88
10.501 - 11.000	41	3,863,663.56	0.46
11.001 - 11.500	19	2,051,059.83	0.24
11.501 - 12.000	12	1,169,320.52	0.14
Total:	5,245	$847,550,103.72	100.00%
Weighted Average: 7.454

MAXIMUM RATES OF THE LOANS (TOTAL)

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,740	$276,419,984.34	32.61%
10.001 - 10.500	1	172,624.00	0.02
10.501 - 11.000	5	1,944,500.00	0.23
11.001 - 11.500	33	6,690,448.54	0.79
11.501 - 12.000	143	30,965,407.76	3.65
12.001 - 12.500	263	51,412,983.95	6.07
12.501 - 13.000	527	99,777,044.87	11.77
13.001 - 13.500	570	95,316,400.17	11.25
13.501 - 14.000	632	101,504,474.54	11.98
14.001 - 14.500	451	69,320,016.54	8.18
14.501 - 15.000	422	60,569,055.07	7.15
15.001 - 15.500	177	21,780,176.76	2.57
15.501 - 16.000	156	18,487,440.30	2.18
16.001 - 16.500	64	6,751,698.60	0.80
16.501 - 17.000	39	3,950,822.88	0.47
17.001 - 17.500	12	1,565,311.32	0.18
17.501 - 18.000	10	921,714.08	0.11
Total:	5,245	$847,550,103.72	100.00%
Weighted Average: 13.621

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

GROSS MARGINS OF THE LOANS (TOTAL)

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,740	$276,419,984.34	32.61%
0.501 - 1.000	1	66,400.00	0.01
2.501 - 3.000	8	1,553,747.57	0.18
3.001 - 3.500	69	16,053,875.25	1.89
3.501 - 4.000	209	40,070,935.06	4.73
4.001 - 4.500	399	73,501,341.28	8.67
4.501 - 5.000	600	103,700,362.51	12.24
5.001 - 5.500	692	114,154,584.63	13.47
5.501 - 6.000	553	85,732,868.91	10.12
6.001 - 6.500	394	57,375,702.33	6.77
6.501 - 7.000	255	38,210,488.72	4.51
7.001 - 7.500	144	18,106,349.03	2.14
7.501 - 8.000	105	13,328,302.41	1.57
8.001 - 8.500	32	4,421,465.99	0.52
8.501 - 9.000	23	2,957,197.27	0.35
9.001 - 9.500	10	1,016,685.86	0.12
9.501 - 10.000	5	376,364.51	0.04
10.001 - 10.500	5	435,997.57	0.05
10.501 - 11.000	1	67,450.48	0.01
Total:	5,245	$847,550,103.72	100.00%
Weighted Average: 5.348

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS (TOTAL)

Months of Next Rate Adjustment	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,740	$276,419,984.34	32.61%
2004-02	1	260,100.00	0.03
2005-02	1	314,100.10	0.04
2005-03	3	572,335.54	0.07
2005-04	8	1,104,014.94	0.13
2005-05	17	2,916,736.98	0.34
2005-06	59	10,265,708.82	1.21
2005-07	115	21,376,555.71	2.52
2005-08	1,638	272,231,279.96	32.12
2005-09	1,203	196,519,994.41	23.19
2006-07	6	1,802,556.95	0.21
2006-08	246	37,243,346.97	4.39
2006-09	188	23,327,284.00	2.75
2018-08	14	2,239,200.00	0.26
2018-09	6	956,905.00	0.11
Total:	5,245	$847,550,103.72	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY (TOTAL)

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
None	1,405	$227,562,182.71	26.85%
12	321	67,854,890.21	8.01
24	2,075	334,465,208.90	39.46
30	21	5,037,741.53	0.59
36	1,423	212,630,080.37	25.09
Total:	5,245	$847,550,103.72	100.00%

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

PRODUCT TYPES OF THE LOANS (TOTAL)

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% Of Loans by Remaining Principal Balance
ARM 15/15 6 Month LIBOR	20	$3,196,105.00	0.38%
ARM 2/13 6 Month LIBOR	16	1,657,250.00	0.20
ARM 2/28 6 Month LIBOR	3,027	503,307,476.46	59.38
ARM 3/12 6 Month LIBOR	1	52,200.00	0.01
ARM 3/27 6 Month LIBOR	440	62,656,987.92	7.39
ARM 6 Month LIBOR 30 Yr	1	260,100.00	0.03
Fixed Rate 10 Yr	2	148,300.00	0.02
Fixed Rate 15 Yr	107	11,502,451.44	1.36
Fixed Rate 20 Yr	66	8,548,280.55	1.01
Fixed Rate 30 Yr	1,565	256,220,952.35	30.23
Total:	5,245	$847,550,103.72	100.00%

CREDIT GRADE (TOTAL)

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
A	1,440	$235,052,009.25	27.73%
AA	2,380	391,028,930.61	46.14
AA+	575	95,932,090.95	11.32
B	647	94,153,279.08	11.11
C	143	22,633,640.96	2.67
CC	60	8,750,152.87	1.03
Total:	5,245	$847,550,103.72	100.00%

LOAN PROGRAMS OF THE MORTGAGE LOANS (TOTAL)

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full	3,469	$529,268,269.88	62.45%
Stated Income	1,701	304,835,272.12	35.97
No Income, No Asset	40	6,905,344.28	0.81
Limited Income	35	6,541,217.44	0.77
Total:	5,245	$847,550,103.72	100.00%

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

ABSC 2003-HE6 TERM SHEET
GROUP I (CONFORMING) COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION (CONFORMING)

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% Loans by Original Principal Balance
25,001 - 50,000	24	$1,200,000.00	0.19%
50,001 - 75,000	586	37,301,187.00	6.04
75,001 - 100,000	603	53,115,215.82	8.61
100,001 - 125,000	608	68,508,578.25	11.10
125,001 - 150,000	587	80,745,284.00	13.08
150,001 - 175,000	438	71,106,267.00	11.52
175,001 - 200,000	386	72,625,606.00	11.77
200,001 - 250,000	491	109,515,930.54	17.75
250,001 - 300,000	303	82,961,672.50	13.44
300,001 - 400,000	110	35,884,818.00	5.82
400,001 - 500,000	9	4,130,050.00	0.67
Total:	4,145	$617,094,609.11	100.00%

REMAINING PRINCIPAL BALANCES OF THE LOANS (CONFORMING)

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
25,001 - 50,000	24	$1,199,829.93	0.19%
50,001 - 75,000	586	37,298,221.82	6.04
75,001 - 100,000	603	53,110,158.21	8.61
100,001 - 125,000	610	68,751,327.57	11.14
125,001 - 150,000	585	80,486,829.74	13.04
150,001 - 175,000	439	71,271,720.76	11.55
175,001 - 200,000	385	72,443,623.60	11.74
200,001 - 250,000	492	109,753,064.64	17.79
250,001 - 300,000	302	82,706,814.79	13.40
300,001 - 400,000	110	35,880,305.48	5.81
400,001 - 500,000	9	4,129,031.75	0.67
Total:	4,145	$617,030,928.29	100.00%

ORIGINAL TERM (CONFORMING)

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 120	2	$148,300.00	0.02%
121 - 180	96	10,321,720.65	1.67
181 - 240	53	6,516,628.28	1.06
301 - 360	3,994	600,044,279.36	97.25
Total:	4,145	$617,030,928.29	100.00%
Weighted Average: 355.7

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

REMAINING MONTHS TO MATURITY OF THE LOANS (CONFORMING)

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	98	$10,470,020.65	1.70%
181 - 348	53	6,516,628.28	1.06
349 >=	3,994	600,044,279.36	97.25
Total:	4,145	$617,030,928.29	100.00%
Weighted Average: 355.6

FICO SCORES (CONFORMING)

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
500 =	96	$12,507,171.33	2.03%
501 - 525	528	76,717,357.24	12.43
526 - 550	540	78,887,855.31	12.79
551 - 575	541	79,141,774.51	12.83
576 - 600	602	88,289,347.27	14.31
601 - 625	611	91,845,426.83	14.89
626 - 650	500	72,626,857.08	11.77
651 - 675	305	49,963,554.42	8.10
676 - 700	194	29,500,154.67	4.78
701 - 725	124	20,443,040.73	3.31
726 - 750	65	10,477,368.14	1.70
751 - 775	28	5,236,637.00	0.85
776 - 800	11	1,394,383.76	0.23
Total:	4,145	$617,030,928.29	100.00%
Weighted Average: 597.7

PROPERTY TYPES OF THE LOANS (CONFORMING)

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Single Family	3,165	$455,419,944.76	73.81%
Condo - 1-4 Stories	180	24,253,442.13	3.93
Condo - 5 Stories & up	18	2,539,330.28	0.41
PUD	351	55,526,262.48	9.00
Manufactured home	88	8,456,269.54	1.37
2-4 family	343	70,835,679.10	11.48
Total:	4,145	$617,030,928.29	100.00%

OCCUPANCY STATUS OF THE LOANS (CONFORMING)

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Owner	3,845	$577,417,070.03	93.58%
Non-Owner	246	31,869,614.27	5.16
Second Home	54	7,744,243.99	1.26
Total:	4,145	$617,030,928.29	100.00%

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

PURPOSE OF THE LOANS (CONFORMING)

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Cash Out	2,671	$409,169,263.72	66.31%
Purchase	1,063	148,433,740.92	24.06
Rate and Term	411	59,427,923.65	9.63
Total:	4,145	$617,030,928.29	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS (CONFORMING)

Original Loan to Value Ratio of the Loans	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
50.000 <=	114	$14,698,344.03	2.38%
50.001 - 60.000	184	25,467,639.32	4.13
60.001 - 70.000	534	84,204,096.45	13.65
70.001 - 75.000	490	75,339,218.96	12.21
75.001 - 80.000	1,344	196,593,282.76	31.86
80.001 - 85.000	333	51,277,426.10	8.31
85.001 - 90.000	696	106,962,122.63	17.33
90.001 >=	450	62,488,798.04	10.13
Total:	4,145	$617,030,928.29	100.00%
Weighted Average CLTV: 79.06 Note: At closing, no loan will have a Loan-to-Value Ratio exceeding 100.00%.

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES (CONFORMING)

Geographic Distribution by Balance	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	472	$87,962,477.05	14.26%
New York	371	77,523,838.54	12.56
Massachusetts	315	61,597,174.96	9.98
Florida	387	45,553,266.39	7.38
New Jersey	208	39,525,354.26	6.41
Texas	265	31,022,860.24	5.03
Illinois	201	28,092,962.14	4.55
Virginia	116	17,132,119.34	2.78
Pennsylvania	145	16,749,432.17	2.71
Colorado	103	16,301,469.93	2.64
Other	1,562	195,569,973.27	31.70
Total:	4,145	$617,030,928.29	100.00%
Number of States Represented: 49

LIEN POSITION (CONFORMING)

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1st Lien	4,145	$617,030,928.29	100.00%
Total:	4,145	$617,030,928.29	100.00%

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

CURRENT MORTGAGE RATES OF THE LOANS (CONFORMING)

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 5.000	6	$1,431,383.69	0.23%
5.001 - 5.500	46	8,872,289.61	1.44
5.501 - 6.000	223	40,184,066.25	6.51
6.001 - 6.500	378	64,501,999.89	10.45
6.501 - 7.000	676	113,058,066.14	18.32
7.001 - 7.500	680	106,208,987.80	17.21
7.501 - 8.000	751	110,141,635.00	17.85
8.001 - 8.500	528	72,370,088.28	11.73
8.501 - 9.000	422	54,584,487.84	8.85
9.001 - 9.500	190	20,641,087.06	3.35
9.501 - 10.000	161	17,259,791.16	2.80
10.001 - 10.500	54	5,220,080.05	0.85
10.501 - 11.000	18	1,487,320.00	0.24
11.001 - 11.500	6	509,000.00	0.08
11.501 - 12.000	6	560,645.52	0.09
Total:	4,145	$617,030,928.29	100.00%
Weighted Average: 7.496

MAXIMUM RATES OF THE LOANS (CONFORMING)

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,264	$185,085,604.87	30.00%
10.001 - 10.500	1	172,624.00	0.03
10.501 - 11.000	4	1,059,000.00	0.17
11.001 - 11.500	28	5,382,948.54	0.87
11.501 - 12.000	109	19,534,950.56	3.17
12.001 - 12.500	213	37,356,880.34	6.05
12.501 - 13.000	438	74,735,513.18	12.11
13.001 - 13.500	479	74,500,476.62	12.07
13.501 - 14.000	526	77,783,789.48	12.61
14.001 - 14.500	395	56,743,834.17	9.20
14.501 - 15.000	352	47,867,682.08	7.76
15.001 - 15.500	148	16,949,648.94	2.75
15.501 - 16.000	127	14,158,724.98	2.29
16.001 - 16.500	44	4,208,934.39	0.68
16.501 - 17.000	12	994,070.62	0.16
17.001 - 17.500	2	184,500.00	0.03
17.501 - 18.000	3	311,745.52	0.05
Total:	4,145	$617,030,928.29	100.00%
Weighted Average: 13.625

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

GROSS MARGINS OF THE LOANS (CONFORMING)

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,264	$185,085,604.87	30.00%
0.501 - 1.000	1	66,400.00	0.01
2.501 - 3.000	8	1,553,747.57	0.25
3.001 - 3.500	50	9,632,968.05	1.56
3.501 - 4.000	170	29,700,413.57	4.81
4.001 - 4.500	323	51,843,574.54	8.40
4.501 - 5.000	513	82,250,630.66	13.33
5.001 - 5.500	576	86,847,710.41	14.08
5.501 - 6.000	472	65,590,309.70	10.63
6.001 - 6.500	338	47,422,441.07	7.69
6.501 - 7.000	213	30,605,644.33	4.96
7.001 - 7.500	130	15,946,661.02	2.58
7.501 - 8.000	87	10,484,822.50	1.70
Total:	4,145	$617,030,928.29	100.00%
Weighted Average: 5.336%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS (CONFORMING)

Months of Next Rate Adjustment	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	1,264	$185,085,604.87	30.00%
2004-02	1	260,100.00	0.04
2005-03	1	295,964.50	0.05
2005-04	7	1,006,957.00	0.16
2005-05	9	1,462,002.56	0.24
2005-06	31	5,202,364.43	0.84
2005-07	85	14,315,335.97	2.32
2005-08	1,368	209,336,848.15	33.93
2005-09	998	150,803,523.41	24.44
2006-07	3	446,529.51	0.07
2006-08	202	27,650,923.89	4.48
2006-09	159	18,495,519.00	3.00
2018-08	11	1,712,350.00	0.28
2018-09	6	956,905.00	0.16
Total:	4,145	$617,030,928.29	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY (CONFORMING)

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
None	1,133	$173,078,698.38	28.05%
12	217	41,912,761.03	6.79
24	1,697	250,093,537.59	40.53
30	17	3,967,091.53	0.64
36	1,081	147,978,839.76	23.98
Total:	4,145	$617,030,928.29	100.00%

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

PRODUCT TYPES OF THE LOANS (CONFORMING)

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% Of Loans by Remaining Principal Balance
ARM 15/15 6 Month LIBOR	17	$2,669,255.00	0.43%
ARM 2/13 6 Month LIBOR	14	1,462,250.00	0.24
ARM 2/28 6 Month LIBOR	2,484	380,624,746.02	61.69
ARM 3/12 6 Month LIBOR	1	52,200.00	0.01
ARM 3/27 6 Month LIBOR	364	46,876,772.40	7.60
ARM 6 Month LIBOR 30 Yr	1	260,100.00	0.04
Fixed Rate 10 Yr	2	148,300.00	0.02
Fixed Rate 15 Yr	81	8,807,270.65	1.43
Fixed Rate 20 Yr	54	6,604,628.28	1.07
Fixed Rate 30 Yr	1,127	169,525,405.94	27.47
Total:	4,145	$617,030,928.29	100.00%

CREDIT GRADE (CONFORMING)

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
A	1,140	175,332,065.28	28.42
AA	1,876	277,433,125.61	44.96
AA+	439	66,139,459.10	10.72
B	537	74,987,771.35	12.15
C	114	17,643,372.13	2.86
CC	39	5,495,134.82	0.89
Total:	4,145	$617,030,928.29	100.00%

LOAN PROGRAMS OF THE MORTGAGE LOANS (CONFORMING)

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full	2,791	$398,039,012.75	64.51%
Stated Income	1,299	209,915,605.71	34.02
Limited Income	27	4,996,740.09	0.81
No Income, No Asset	28	4,079,569.74	0.66
Total:	4,145	$617,030,928.29	100.00%

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

ABSC 2003-HE6 TERM SHEET
GROUP II (NON-CONFORMING) COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION (NON-CONFORMING)

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% Loans by Original Principal Balance
25,001 - 50,000	2	$100,000.00	0.04%
50,001 - 75,000	132	8,214,336.60	3.56
75,001 - 100,000	135	11,768,455.00	5.10
100,001 - 125,000	134	15,187,260.00	6.59
125,001 - 150,000	111	15,353,804.00	6.66
150,001 - 175,000	79	12,739,620.00	5.53
175,001 - 200,000	82	15,398,500.00	6.68
200,001 - 250,000	96	21,365,355.00	9.27
250,001 - 300,000	43	11,880,900.00	5.15
300,001 - 400,000	161	56,920,649.00	24.69
400,001 - 500,000	99	45,251,080.00	19.63
500,001 - 600,000	15	8,320,770.00	3.61
600,001 - 700,000	5	3,240,000.00	1.41
700,001 - 800,000	3	2,202,000.00	0.96
800,001 - 900,000	3	2,605,500.00	1.13
Total:	1,100	$230,548,229.60	100.00%

REMAINING PRINCIPAL BALANCES OF THE LOANS (NON-CONFORMING)

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
25,001 - 50,000	2	$99,957.79	0.04%
50,001 - 75,000	133	8,287,997.79	3.60
75,001 - 100,000	134	11,692,118.17	5.07
100,001 - 125,000	134	15,185,787.05	6.59
125,001 - 150,000	111	15,352,288.16	6.66
150,001 - 175,000	79	12,737,330.17	5.53
175,001 - 200,000	82	15,397,482.50	6.68
200,001 - 250,000	96	21,363,424.44	9.27
250,001 - 300,000	43	11,879,910.39	5.15
300,001 - 400,000	161	56,910,999.10	24.69
400,001 - 500,000	99	45,244,308.06	19.63
500,001 - 600,000	15	8,320,770.00	3.61
600,001 - 700,000	5	3,239,301.81	1.41
700,001 - 800,000	3	2,202,000.00	0.96
800,001 - 900,000	3	2,605,500.00	1.13
Total:	1,100	$230,519,175.43	100.00%

ORIGINAL TERM (NON-CONFORMING)

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
121 - 180	28	$2,890,180.79	1.25%
181 - 240	12	1,943,652.27	0.84
301 - 360	1,060	225,685,342.37	97.90
Total:	1,100	$230,519,175.43	100.00%
Weighted Average: 356.7

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

REMAINING MONTHS TO MATURITY OF THE LOANS (NON-CONFORMING)

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	28	$2,890,180.79	1.25%
181 - 348	12	1,943,652.27	0.84
349 >=	1,060	225,685,342.37	97.90
Total:	1,100	$230,519,175.43	100.00%
Weighted Average: 356.6

FICO SCORES (NON-CONFORMING)

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
500 =	19	$2,763,427.10	1.20%
501 - 525	152	27,933,138.02	12.12
526 - 550	134	23,392,478.88	10.15
551 - 575	117	21,390,106.46	9.28
576 - 600	151	33,325,146.83	14.46
601 - 625	159	36,517,058.90	15.84
626 - 650	131	29,285,397.98	12.70
651 - 675	101	22,510,281.48	9.77
676 - 700	67	16,925,090.05	7.34
701 - 725	36	9,623,508.40	4.17
726 - 750	15	3,309,538.16	1.44
751 - 775	11	2,274,025.85	0.99
776 - 800	5	1,090,950.00	0.47
801 - 825	2	179,027.32	0.08
Total:	1,100	$230,519,175.43	100.00%
Weighted Average: 606.9

PROPERTY TYPES OF THE LOANS (NON-CONFORMING)

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Single Family	857	$176,133,640.91	76.41%
Condo - 1-4 Stories	53	9,734,432.43	4.22
Condo - 5 Stories & up	4	361,477.79	0.16
PUD	97	24,365,150.88	10.57
Manufactured home	18	1,455,846.98	0.63
2-4 family	71	18,468,626.44	8.01
Total:	1,100	$230,519,175.43	100.00%

OCCUPANCY STATUS OF THE LOANS (NON-CONFORMING)

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Owner	1,026	$216,949,452.29	94.11%
Non-Owner	60	11,004,217.23	4.77
Second Home	14	2,565,505.91	1.11
Total:	1,100	$230,519,175.43	100.00%

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

PURPOSE OF THE LOANS (NON-CONFORMING)

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Cash Out	724	$153,250,979.07	66.48%
Purchase	261	56,063,616.38	24.32
Rate and Term	115	21,204,579.98	9.20
Total:	1,100	$230,519,175.43	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS (NON-CONFORMING)

Original Loan to Value Ratio of the Loans	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
50.000 <=	27	$3,951,739.70	1.71%
50.001 - 60.000	54	10,846,787.22	4.71
60.001 - 70.000	149	35,894,444.20	15.57
70.001 - 75.000	129	27,670,535.25	12.00
75.001 - 80.000	321	64,636,429.10	28.04
80.001 - 85.000	97	23,251,072.52	10.09
85.001 - 90.000	205	41,976,762.84	18.21
90.001 >=	118	22,291,404.60	9.67
Total:	1,100	$230,519,175.43	100.00%
Weighted Average CLTV: 78.94 Note: At closing, no loan will have a Loan-to-Value Ratio exceeding 100.00%.

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES (NON-CONFORMING)

Geographic Distribution by Balance	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	156	$43,713,788.04	18.96%
New York	137	38,152,605.70	16.55
Massachusetts	116	31,878,635.23	13.83
Florida	96	17,022,350.19	7.38
New Jersey	41	10,830,210.42	4.70
Virginia	38	9,055,099.46	3.93
Texas	65	8,170,111.04	3.54
Illinois	37	6,422,851.19	2.79
Colorado	26	5,229,776.50	2.27
Georgia	29	5,208,958.99	2.26
Other	359	54,834,788.67	23.79
Total:	1,100	$230,519,175.43	100.00%
Number of States Represented: 43

LIEN POSITION (NON-CONFORMING)

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1st Lien	1,092	$229,948,842.43	99.75%
2nd Lien	8	570,333.00	0.25
Total:	1,100	$230,519,175.43	100.00%

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

CURRENT MORTGAGE RATES OF THE LOANS (NON-CONFORMING)

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 5.000	1	$885,500.00	0.38%
5.001 - 5.500	10	2,871,573.90	1.25
5.501 - 6.000	83	25,438,890.91	11.04
6.001 - 6.500	113	29,051,319.63	12.60
6.501 - 7.000	210	50,896,311.51	22.08
7.001 - 7.500	159	33,770,247.50	14.65
7.501 - 8.000	174	34,785,586.23	15.09
8.001 - 8.500	96	19,019,811.01	8.25
8.501 - 9.000	106	16,779,621.27	7.28
9.001 - 9.500	44	5,707,272.19	2.48
9.501 - 10.000	41	4,549,086.05	1.97
10.001 - 10.500	21	2,236,876.84	0.97
10.501 - 11.000	23	2,376,343.56	1.03
11.001 - 11.500	13	1,542,059.83	0.67
11.501 - 12.000	6	608,675.00	0.26
Total:	1,100	$230,519,175.43	100.00%
Weighted Average: 7.342

MAXIMUM RATES OF THE LOANS (NON-CONFORMING)

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	476	$91,334,379.47	39.62%
10.501 - 11.000	1	885,500.00	0.38
11.001 - 11.500	5	1,307,500.00	0.57
11.501 - 12.000	34	11,430,457.20	4.96
12.001 - 12.500	50	14,056,103.61	6.10
12.501 - 13.000	89	25,041,531.69	10.86
13.001 - 13.500	91	20,815,923.55	9.03
13.501 - 14.000	106	23,720,685.06	10.29
14.001 - 14.500	56	12,576,182.37	5.46
14.501 - 15.000	70	12,701,372.99	5.51
15.001 - 15.500	29	4,830,527.82	2.10
15.501 - 16.000	29	4,328,715.32	1.88
16.001 - 16.500	20	2,542,764.21	1.10
16.501 - 17.000	27	2,956,752.26	1.28
17.001 - 17.500	10	1,380,811.32	0.60
17.501 - 18.000	7	609,968.56	0.26
Total:	1,100	$230,519,175.43	100.00%
Weighted Average: 13.610

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

GROSS MARGINS OF THE LOANS (NON-CONFORMING)

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	476	$91,334,379.47	39.62%
3.001 - 3.500	19	6,420,907.20	2.79
3.501 - 4.000	39	10,370,521.49	4.50
4.001 - 4.500	76	21,657,766.74	9.40
4.501 - 5.000	87	21,449,731.85	9.30
5.001 - 5.500	116	27,306,874.22	11.85
5.501 - 6.000	81	20,142,559.21	8.74
6.001 - 6.500	56	9,953,261.26	4.32
6.501 - 7.000	42	7,604,844.39	3.30
7.001 - 7.500	14	2,159,688.01	0.94
7.501 - 8.000	18	2,843,479.91	1.23
8.001 - 8.500	32	4,421,465.99	1.92
8.501 - 9.000	23	2,957,197.27	1.28
9.001 - 9.500	10	1,016,685.86	0.44
9.501 - 10.000	5	376,364.51	0.16
10.001 - 10.500	5	435,997.57	0.19
10.501 - 11.000	1	67,450.48	0.03
Total:	1,100	$230,519,175.43	100.00%
Weighted Average: 5.383

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS (NON-CONFORMING)

Months of Next Rate Adjustment	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	476	$91,334,379.47	39.62%
2005-02	1	314,100.10	0.14
2005-03	2	276,371.04	0.12
2005-04	1	97,057.94	0.04
2005-05	8	1,454,734.42	0.63
2005-06	28	5,063,344.39	2.20
2005-07	30	7,061,219.74	3.06
2005-08	270	62,894,431.81	27.28
2005-09	205	45,716,471.00	19.83
2006-07	3	1,356,027.44	0.59
2006-08	44	9,592,423.08	4.16
2006-09	29	4,831,765.00	2.10
2018-08	3	526,850.00	0.23
Total:	1,100	$230,519,175.43	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY (NON-CONFORMING)

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
None	272	$54,483,484.33	23.64%
12	104	25,942,129.18	11.25
24	378	84,371,671.31	36.60
30	4	1,070,650.00	0.46
36	342	64,651,240.61	28.05
Total:	1,100	$230,519,175.43	100.00%

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.

PRODUCT TYPES OF THE LOANS (NON-CONFORMING)

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% Of Loans by Remaining Principal Balance
ARM 15/15 6 Month LIBOR	3	$526,850.00	0.23%
ARM 2/13 6 Month LIBOR	2	195,000.00	0.08
ARM 2/28 6 Month LIBOR	543	122,682,730.44	53.22
ARM 3/27 6 Month LIBOR	76	15,780,215.52	6.85
Fixed Rate 15 Yr	26	2,695,180.79	1.17
Fixed Rate 20 Yr	12	1,943,652.27	0.84
Fixed Rate 30 Yr	438	86,695,546.41	37.61
Total:	1,100	$230,519,175.43	100.00%

CREDIT GRADE (NON-CONFORMING)

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
A	300	$59,719,943.97	25.91%
AA	504	113,595,805.00	49.28
AA+	136	29,792,631.85	12.92
B	110	19,165,507.73	8.31
C	29	4,990,268.83	2.16
CC	21	3,255,018.05	1.41
Total:	1,100	$230,519,175.43	100.00%

LOAN PROGRAMS OF THE MORTGAGE LOANS (NON-CONFORMING)

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full	678	$131,229,257.13	56.93%
Stated Income	402	94,919,666.41	41.18
No Income, No Asset	12	2,825,774.54	1.23
Limited Income	8	1,544,477.35	0.67
Total:	1,100	$230,519,175.43	100.00%

The included analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.  The information in this term sheet is preliminary and will be superseded by a prospectus supplement and by any additional information subsequently filed with the SEC or incorporated by reference in the Registration Statement.